Exhibit 32.2
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Gary S. Hirstein, Executive Vice President, Chief Financial Officer and Corporate Secretary of International Fuel Technology, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The accompanying quarterly report on Form 10-Q for the period ending September 30, 2006 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 13, 2006

By:	/s/ Gary S. Hirstein
Gary S. Hirstein
Executive Vice President,
Chief Financial Officer and Corporate Secretary